INVESTMENT MANAGEMENT

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Exhibit (g)(1)(C)(i)

December 12, 2025

Don Brophy

Vice President

The Bank of New York Mellon

135 Santilli Highway

Room 026-0026

Everett, MA 02149

Dear Mr. Brophy:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, and Fund Accounting Agreement, each dated January 6, 2003, the Fund Accounting, Custody & Transfer Agency for Voya Funds Fee Schedule, effective January 1, 2019, and the Letter of Instruction and Indemnification Agreement In Connection With Signature Guarantees and Signature Verifications, dated January 12, 2011 (collectively, the “Agreements”), we hereby notify you of the addition of Voya VAC Series CB Fund, a series of Voya Funds Trust, and Voya VACS Series LCC Fund, a series of Voya Funds Trust (together, the “Funds”), effective on August 1, 2025, and December 12, 2025, respectively, to be included on the Amended Exhibit A to the Agreements. This Amended Exhibit A supersedes the previous Amended Exhibit A dated May 1, 2025.

The Amended Exhibit A has also been updated to reflect the removal of Voya Floating Rate Fund, which merged into Voya Short Duration High Income Fund, effective August 8, 2025; the removal of VY® T. Rowe Price Growth Equity Portfolio, which merged into Voya Large Cap Growth Portfolio, effective November 21, 2025; and the name changes of Voya Mid Cap Research Enhanced Index Fund to Voya MI Dynamic SMID Cap Fund, effective July 28, 2025, and Voya Small Company Fund to Voya MI Dynamic Small Cap Fund, effective October 1, 2025.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

Please signify your acceptance to provide services under the Agreements with respect to the aforementioned Funds by signing below where indicated. If you have any questions, please contact me at (480) 477-2190.

Very sincerely,

By: /s/ Todd Modic

Name: Todd Modic

Title: Senior Vice President

Voya Equity Trust

Voya Funds Trust

ACCEPTED AND AGREED TO:

The Bank of New York Mellon

By:	/s/ Robert M. Stein Jr.
Name: Robert M. Stein Jr.
Title:	Vice President	, Duly Authorized
AMENDED EXHIBIT A
Fund	Effective Date
Voya Asia Pacific High Dividend Equity Income Fund	March 27, 2007
Voya Corporate Leaders Trust Fund
Voya Corporate Leaders® Trust Fund – Series B	May 17, 2004
Voya Credit Income Fund	May 1, 2024
Voya Emerging Markets High Dividend Equity Fund	April 26, 2011
Voya Enhanced Securitized Income Fund	May 1, 2024
Voya Equity Trust
Voya Corporate Leaders® 100 Fund	November 5, 2019
Voya Global Income & Growth Fund	November 5, 2019
Voya Large-Cap Growth Fund	June 9, 2003
Voya Large Cap Value Fund	December 4, 2007
Voya MI Dynamic Small Cap Fund (formerly, Voya Small Company	November 5, 2019
Fund)
Voya MI Dynamic SMID Cap Fund (formerly, Voya Mid Cap Research	November 5, 2019
Enhanced Index Fund)

Voya MidCap Opportunities Fund	June 9, 2003
Voya Multi-Manager Mid Cap Value Fund	September 30, 2011
Voya Small Cap Growth Fund	April 4, 2022
Voya VACS Series LCC Fund	December 12, 2025
Voya VACS Series MCV Fund	November 18, 2022
Voya Funds Trust
Voya GNMA Income Fund	April 7, 2003
Voya Government Money Market Fund	November 5, 2019
Voya High Yield Bond Fund	April 7, 2003
Voya Intermediate Bond Fund	April 7, 2003
Voya Short Duration Bond Fund	December 17, 2012
Voya Short Duration High Income Fund	February 9, 2023
Voya Strategic Income Opportunities Fund	October 15, 2012
Voya VACS Series CB Fund	August 1, 2025
Voya VACS Series HYB Fund	November 18, 2022
Voya Global Advantage and Premium Opportunity Fund	October 27, 2005
Voya Global Equity Dividend and Premium Opportunity Fund	March 28, 2005
Voya Government Money Market Portfolio	July 7, 2003
Voya Infrastructure, Industrials and Materials Fund	January 26, 2010
Voya Intermediate Bond Portfolio	July 7, 2003
Fund	Effective Date
Voya Investors Trust
Voya Balanced Income Portfolio	April 28, 2006
Voya Global Perspectives® Portfolio	May 1, 2013
Voya Government Liquid Assets Portfolio	January 6, 2003
Voya High Yield Portfolio	November 5, 2003
Voya Inflation Protected Bond Plus Portfolio	April 30, 2007
Voya Large Cap Growth Portfolio	May 3, 2004
Voya Limited Maturity Bond Portfolio	January 6, 2003
Voya Retirement Aggressive Portfolio (formerly, Voya Retirement	August 12, 2009
Growth Portfolio)
Voya Retirement Conservative Portfolio	August 12, 2009
Voya Retirement Moderate Portfolio	August 12, 2009
Voya Retirement Moderately Aggressive Portfolio (formerly, Voya	August 12, 2009
Retirement Moderate Growth Portfolio)
Voya U.S. Stock Index Portfolio	November 5, 2003
Voya VACS Index Series S Portfolio	October 21, 2022
VY® BlackRock Inflation Protected Bond Portfolio	April 30, 2007
VY® CBRE Global Real Estate Portfolio	January 3, 2006
VY® CBRE Real Estate Portfolio	January 3, 2006
VY® JPMorgan Emerging Markets Equity Portfolio	January 13, 2003
VY® JPMorgan Small Cap Core Equity Portfolio	January 13, 2003
VY® Morgan Stanley Global Franchise Portfolio	January 13, 2003
VY® T. Rowe Price Capital Appreciation Portfolio	January 13, 2003
VY® T. Rowe Price Equity Income Portfolio	January 13, 2003
Voya Mutual Funds
Voya Global Bond Fund	June 19, 2006
Voya Global High Dividend Low Volatility Fund	November 3, 2003
Voya Multi-Manager Emerging Markets Equity Fund	September 30, 2011
Voya Multi-Manager International Equity Fund	December 15, 2010
Voya Multi-Manager International Small Cap Fund	November 3, 2003
Voya VACS Series EME Fund	November 18, 2022
Voya Partners, Inc.
Voya Global Bond Portfolio	January 10, 2005
Voya Global Insights Portfolio	January 10, 2005
Voya Index Solution 2030 Portfolio	September 28, 2011
Voya Index Solution 2035 Portfolio	March 7, 2008
Voya Index Solution 2040 Portfolio	September 28, 2011
Voya Index Solution 2045 Portfolio	March 7, 2008
Voya Index Solution 2050 Portfolio	September 28, 2011
Voya Index Solution 2055 Portfolio	December 4, 2009
Voya Index Solution 2060 Portfolio	February 9, 2015
Voya Index Solution 2065 Portfolio	May 1, 2020
Voya Index Solution 2070 Portfolio	May 1, 2025
Voya Index Solution Income Portfolio	March 7, 2008
Voya International High Dividend Low Volatility Portfolio	November 30, 2005
Fund	Effective Date
Voya Solution 2030 Portfolio	September 28, 2011
Voya Solution 2035 Portfolio	April 29, 2005
Voya Solution 2040 Portfolio	September 28, 2011
Voya Solution 2045 Portfolio	April 29, 2005
Voya Solution 2050 Portfolio	September 28, 2011
Voya Solution 2055 Portfolio	December 4, 2009
Voya Solution 2060 Portfolio	February 9, 2015
Voya Solution 2065 Portfolio	May 1, 2020
Voya Solution 2070 Portfolio	May 1, 2025
Voya Solution Aggressive Portfolio	May 1, 2013
Voya Solution Balanced Portfolio	June 29, 2007
Voya Solution Conservative Portfolio	April 30, 2010
Voya Solution Income Portfolio	April 29, 2005
Voya Solution Moderately Aggressive Portfolio	April 30, 2010
VY® American Century Small-Mid Cap Value Portfolio	January 10, 2005
VY® Baron Growth Portfolio	January 10, 2005
VY® Columbia Contrarian Core Portfolio	January 10, 2005
VY® Columbia Small Cap Value II Portfolio	April 28, 2006
VY® Invesco Comstock Portfolio	January 10, 2005
VY® JPMorgan Mid Cap Value Portfolio	January 10, 2005
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	January 10, 2005
Voya Separate Portfolios Trust
Voya Investment Grade Credit Fund	May 16, 2007
Voya Securitized Credit Fund	August 6, 2014
Voya Target In-Retirement Fund	December 19, 2012
Voya Target Retirement 2030 Fund	December 19, 2012
Voya Target Retirement 2035 Fund	December 19, 2012
Voya Target Retirement 2040 Fund	December 19, 2012
Voya Target Retirement 2045 Fund	December 19, 2012
Voya Target Retirement 2050 Fund	December 19, 2012
Voya Target Retirement 2055 Fund	December 19, 2012
Voya Target Retirement 2060 Fund	October 15, 2015
Voya Target Retirement 2065 Fund	May 1, 2020
Voya Target Retirement 2070 Fund	May 1, 2025
Voya VACS Series EMHCD Fund	November 18, 2022
Voya VACS Series SC Fund	November 18, 2022
Voya Variable Funds
Voya Growth and Income Portfolio	July 7, 2003
Voya Variable Insurance Trust
VY® BrandywineGLOBAL – Bond Portfolio	February 9, 2015
Voya Variable Portfolios, Inc.
Voya Emerging Markets Index Portfolio	November 30, 2011
Voya Global High Dividend Low Volatility Portfolio	January 16, 2008
Fund	Effective Date
Voya Index Plus LargeCap Portfolio	July 7, 2003
Voya Index Plus MidCap Portfolio	July 7, 2003
Voya Index Plus SmallCap Portfolio	July 7, 2003
Voya International Index Portfolio	March 4, 2008
Voya Russell™ Large Cap Growth Index Portfolio	May 1, 2009
Voya Russell™ Large Cap Index Portfolio	March 4, 2008
Voya Russell™ Large Cap Value Index Portfolio	May 1, 2009
Voya Russell™ Mid Cap Growth Index Portfolio	May 1, 2009
Voya Russell™ Mid Cap Index Portfolio	March 4, 2008
Voya Russell™ Small Cap Index Portfolio	March 4, 2008
Voya Small Company Portfolio	July 7, 2003
Voya U.S. Bond Index Portfolio	March 4, 2008
Voya VACS Index Series EM Portfolio	October 21, 2022
Voya VACS Index Series I Portfolio	October 21, 2022
Voya VACS Index Series MC Portfolio	October 21, 2022
Voya VACS Index Series SC Portfolio	October 21, 2022
Voya Variable Products Trust
Voya MidCap Opportunities Portfolio	October 6, 2003
Voya SmallCap Opportunities Portfolio	October 6, 2003